N / E / W / S R / E / L / E / A / S / E

July 25, 2013

FOR IMMEDIATE RELEASE
For more information, contact:
David L. Ortega, First Vice President/Director of Investor Relations
765-378-8937
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES IMPROVED SECOND QUARTER 2013 EARNINGS

First Merchants Corporation (NASDAQ - FRME) has reported second quarter 2013 earnings per share of $0.34 compared to $0.28 during the same period in 2012. Net income available to common stockholders increased by $1.9 million totaling $10.0 million compared to $8.1 million during the same period in 2012. Year-to-date earnings per share totaled $0.72 compared to core earnings of $0.53 in the first half of 2012. Reported earnings for the first half of 2012 totaled $0.74 as the Corporation recorded a gain on its FDIC purchase of SCB Bank in Shelbyville, Indiana of $0.21 per share in the first quarter of 2012.

Michael C. Rechin, President and Chief Executive Officer, stated, “First Merchants continues to maintain earnings momentum despite modest margin compression. Loan volume growth is steady, all credit related metrics, including non-accrual assets, continue to show improvement and core net income is progressively better quarter-after-quarter. The quality of First Merchants credit statistics when combined with our earnings strength has allowed us to improve our capital structure as evidenced by the July redemption of $34.0 million in SBLF preferred stock.”

Total assets equaled $4.3 billion as of quarter-end and loans were $2.9 billion, an increase of $122.4 million or 4.4 percent over the same period in 2012. The Corporation's commercial and industrial loans and commercial real estate loans increased by $105.4 million and $53.6 million, respectively. Residential real estate loans declined by $20.8 million during the same period as the Corporation continues to focus this line of business on fee for service mortgage loans. The Corporation's loan-to-deposit ratio is 87.6 percent and the loan-to-asset ratio is 67.3 percent.

Net-interest income totaled $36.7 million for the quarter as net-interest margin totaled 3.88 percent. Yields on earning assets totaled 4.29 percent and the cost of supporting liabilities totaled 0.41 percent. Net-interest income totaled $38.1 million during the same quarter in 2012 as net interest margin totaled 4.11 percent. Of the $1.4 million reduction in net interest income, $314,000 was related to a reduction in fair value accounting in 2013. Year-to-date net-interest income totaled $76.1 million compared to $74.2 million during the first half of 2012. The $2.5 million interest recapture recognized in the first quarter of 2013 accounted for all of the increase.

Provision expense totaled $2.0 million for the second quarter of 2013, compared to $4.5 million in 2012. Net charge-offs totaled $2.3 million for the second quarter, down from $4.8 million in the second quarter of 2012. Due to the adequacy of the allowance for loan losses, year-to-date provision expense totaled $4.1 million versus $5.3 million of net charge-off's. The allowance for loan losses totaled $68.2 million, or 2.32 percent of total loans and 175 percent of non-accrual loans. Non-performing assets declined by $26.1 million, or 32.1 percent year-over-year, and now total $55.1 million.

Non-interest income totaled $14.1 million for the quarter, an increase over the second quarter 2012 total of $13.2 million. Year-to-date non-interest income totaled $27.9 million compared to $35.8 in 2012, which included a $9.1 million gain on the FDIC modified whole bank transaction in the first quarter of 2012. Non-interest expense totaled $33.7 million for the quarter, down $438,000 from the second quarter of 2012. Year-to-date non-interest expense totaled $68.4 million up just one third of a percent from the first half of 2012.

As of June 30, 2013, the Corporation's total risk-based capital equaled 15.69 percent, Tier 1 common risk-based capital equaled 10.13 percent, and tangible common equity ratio totaled 7.74 percent.

CONFERENCE CALL

First Merchants Corporation will conduct a second quarter earnings conference call and web cast at 2:30 p.m. (ET) on Thursday, July 25, 2013.

To participate, dial (Toll Free) 888-317-6016 and reference First Merchants Corporation's second quarter earnings release. International callers please call +1 412-317-6016. A replay of the call will be available until July 25, 2014. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529 or for International participants, dial +1 412-317-0088. The replay passcode is 10030162.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme130725.html during the time of the call.

During the call, Forward-Looking Statements about the relative business outlook may be made. These Forward-Looking Statements and all other statements made during the call that do not concern historical facts, are subject to risks and uncertainties that may materially affect actual results.

Specific Forward-Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation is comprised of First Merchants Bank, N.A., which also operates as Lafayette Bank & Trust, Commerce National Bank, and First Merchants Trust Company as divisions of First Merchants Bank, N.A. First Merchants Corporation also operates First Merchants Insurance Group, a full-service property casualty, personal lines, and healthcare insurance agency.

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	June 30,
	2013	2012
ASSETS
Cash and cash equivalents	$69,404	$68,493
Interest-bearing time deposits	59,898	41,760
Investment securities	908,992	944,321
Mortgage loans held for sale	14,531	15,278
Loans	2,920,080	2,797,634
Less: Allowance for loan losses	(68,202)	(70,143)
Net loans	2,851,878	2,727,491
Premises and equipment	54,165	51,335
Federal Reserve and Federal Home Loan Bank stock	32,790	33,033
Interest receivable	15,186	16,506
Core deposit intangibles and goodwill	148,759	150,006
Cash surrender value of life insurance	126,710	124,018
Other real estate owned	11,765	14,183
Tax asset, deferred and receivable	30,959	32,003
Other assets	13,227	13,996
TOTAL ASSETS	$4,338,264	$4,232,423
LIABILITIES
Deposits:
Noninterest-bearing	$741,095	$684,101
Interest-bearing	2,591,698	2,604,797
Total Deposits	3,332,793	3,288,898
Borrowings:
Federal funds purchased	57,085	652
Securities sold under repurchase agreements	161,779	160,127
Federal Home Loan Bank advances	92,743	96,847
Subordinated debentures and term loans	111,778	115,951
Total Borrowings	423,385	373,577
Interest payable	1,150	2,168
Other liabilities	41,643	32,104
Total Liabilities	3,798,971	3,696,747
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value, $1,000 liquidation value:
Authorized -- 500,000 shares
Senior Non-Cumulative Perpetual Preferred Stock, Series B
Issued and outstanding - 68,087 and 90,782.94 shares	68,087	90,783
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 28,801,848 and 28,643,264 shares	3,600	3,580
Additional paid-in capital	257,626	255,632
Retained earnings	225,034	188,863
Accumulated other comprehensive loss	(15,179)	(3,307)
Total Stockholders' Equity	539,293	535,676
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,338,264	$4,232,423

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Six Months Ended
(Dollars In Thousands, Except Per Share Amounts)	June 30,		June 30,
	2013	2012	2013	2012
INTEREST INCOME
Loans receivable:
Taxable	$34,018	$36,652	$71,177	$72,500
Tax-exempt	113	123	230	240
Investment securities:
Taxable	3,577	4,468	7,195	9,042
Tax-exempt	2,515	2,551	4,969	5,113
Deposits with financial institutions	62	28	81	53
Federal Reserve and Federal Home Loan Bank stock	368	347	739	690
Total Interest Income	40,653	44,169	84,391	87,638
INTEREST EXPENSE
Deposits	2,599	3,939	5,490	8,049
Federal funds purchased	1	12	12	24
Securities sold under repurchase agreements	208	197	402	492
Federal Home Loan Bank advances	462	637	921	1,631
Subordinated debentures and term loans	733	1,331	1,458	3,273
Total Interest Expense	4,003	6,116	8,283	13,469
NET INTEREST INCOME	36,650	38,053	76,108	74,169
Provision for loan losses	1,997	4,545	4,099	9,420
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	34,653	33,508	72,009	64,749
OTHER INCOME
Service charges on deposit accounts	2,912	2,893	5,641	5,712
Fiduciary activities	2,264	1,938	4,371	3,921
Other customer fees	2,816	3,150	5,596	5,736
Commission income	1,748	1,485	3,920	3,152
Earnings on cash surrender value of life insurance	610	662	1,310	2,040
Net gains and fees on sales of loans	2,457	2,314	4,835	4,266
Net realized gains on sales of available for sale securities	239	502	487	1,291
Gain on FDIC modified whole bank transaction				9,124
Other income	1,013	221	1,776	581
Total Other Income	14,059	13,165	27,936	35,823
OTHER EXPENSES
Salaries and employee benefits	20,536	19,641	41,327	38,995
Net occupancy	2,267	2,473	4,869	5,124
Equipment	1,742	1,656	3,516	3,461
Marketing	535	564	1,002	1,006
Outside data processing fees	1,391	1,506	2,871	2,882
Printing and office supplies	311	294	642	561
Core deposit amortization	383	480	770	949
FDIC assessments	674	862	1,418	1,979
Other real estate owned and credit-related expenses	1,479	2,122	3,345	4,308
Other expenses	4,424	4,582	8,682	8,943
Total Other Expenses	33,742	34,180	68,442	68,208
INCOME BEFORE INCOME TAX	14,970	12,493	31,503	32,364
Income tax expense	4,155	3,288	8,823	8,788
NET INCOME	10,815	9,205	22,680	23,576
Preferred stock dividends	(852)	(1,135)	(1,709)	(2,270)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$9,963	$8,070	$20,971	$21,306
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.35	$0.28	$0.73	$0.74
Diluted Net Income Available to Common Stockholders	$0.34	$0.28	$0.72	$0.74
Cash Dividends Paid	$0.05	$0.03	$0.08	$0.04
Average Diluted Shares Outstanding (in thousands)	29,024	28,815	28,997	28,782

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
NET CHARGE OFF'S	$2,332	$4,771	$5,263	$10,175

AVERAGE BALANCES:
Total Assets	$4,329,579	$4,249,931	$4,289,490	$4,226,443
Total Loans	2,909,688	2,801,375	2,909,901	2,782,631
Total Earning Assets	3,922,303	3,837,738	3,883,239	3,813,587
Total Deposits	3,385,922	3,318,065	3,351,508	3,240,748
Total Stockholders' Equity	542,921	531,578	538,384	524,676

FINANCIAL RATIOS:
Return on Average Assets	0.92%	0.76%	0.98%	1.01%
Return on Average Stockholders' Equity	7.34	6.07	7.79	8.12
Return on Average Common Stockholders' Equity	8.40	7.32	8.93	9.82
Average Earning Assets to Average Assets	90.59	90.30	90.53	90.23
Allowance for Loan Losses as % of Total Loans	2.32	2.49	2.32	2.49
Net Charge Off's as % of Average Loans (Annualized)	0.32	0.68	0.36	0.73
Average Stockholders' Equity to Average Assets	12.54	12.51	12.55	12.41
Tax Equivalent Yield on Earning Assets	4.29	4.75	4.49	4.75
Cost of Supporting Liabilities	0.41	0.64	0.43	0.71
Net Interest Margin (FTE) on Earning Assets	3.88	4.11	4.06	4.04

NON-PERFORMING ASSETS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2012	2012	2012
Non-Accrual Loans	$38,971	$46,761	$53,399	$56,999	$63,127
Renegotiated Loans	4,407	5,445	12,681	6,871	3,921
Non-Performing Loans (NPL)	43,378	52,206	66,080	63,870	67,048
Other Real Estate Owned	11,765	13,130	13,263	13,780	14,183
Non-Performing Assets (NPA)	55,143	65,336	79,343	77,650	81,231
90+ Days Delinquent	1,072	959	2,037	1,974	665
NPAS & 90 Day Delinquent	$56,215	$66,295	$81,380	$79,624	$81,896

Loan Loss Reserve	$68,202	$68,537	$69,366	$69,493	$70,143
Quarterly Net Charge-offs	2,332	2,931	4,632	5,259	4,771
NPAs / Actual Assets %	1.27%	1.54%	1.84%	1.83%	1.92%
NPAs & 90 Day / Actual Assets %	1.30%	1.56%	1.89%	1.87%	1.93%
NPAs / Actual Loans and REO %	1.87%	2.24%	2.70%	2.70%	2.87%
Loan Loss Reserves / Actual Loans (%)	2.32%	2.36%	2.37%	2.43%	2.49%
Net Charge Off's as % of Average Loans (Annualized)	0.32%	0.40%	0.65%	0.74%	0.68%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2012	2012	2012
ASSETS
Cash and cash equivalents	$69,404	$51,592	$101,460	$57,027	$68,493
Interest-bearing time deposits	59,898	60,407	38,443	35,324	41,760
Investment securities	908,992	869,563	874,363	928,716	944,321
Mortgage loans held for sale	14,531	26,555	22,300	27,711	15,278
Loans	2,920,080	2,879,542	2,902,209	2,836,324	2,797,634
Less: Allowance for loan losses	(68,202)	(68,537)	(69,366)	(69,493)	(70,143)
Net loans	2,851,878	2,811,005	2,832,843	2,766,831	2,727,491
Premises and equipment	54,165	53,762	52,749	51,373	51,335
Federal Reserve and Federal Home Loan Bank stock	32,790	32,777	32,785	32,824	33,033
Interest receivable	15,186	15,346	16,367	17,519	16,506
Core deposit intangibles and goodwill	148,759	149,142	149,529	150,019	150,006
Cash surrender value of life insurance	126,710	126,098	125,397	124,702	124,018
Other real estate owned	11,765	13,130	13,263	13,780	14,183
Tax asset, deferred and receivable	30,959	27,597	30,867	29,344	32,003
Other assets	13,227	15,856	14,455	14,998	13,996
TOTAL ASSETS	$4,338,264	$4,252,830	$4,304,821	$4,250,168	$4,232,423
LIABILITIES
Deposits:
Noninterest-bearing	741,095	763,965	$801,597	$679,818	$684,101
Interest-bearing	2,591,698	2,546,843	2,544,786	2,514,933	2,604,797
Total Deposits	3,332,793	3,310,808	3,346,383	3,194,751	3,288,898
Borrowings:
Federal funds purchased	57,085		18,862	57,024	652
Securities sold under repurchase agreements	161,779	161,813	141,828	153,454	160,127
Federal Home Loan Bank advances	92,743	93,169	94,238	145,467	96,847
Subordinated debentures and term loans	111,778	111,778	112,161	112,169	115,951
Total Borrowings	423,385	366,760	367,089	468,114	373,577
Interest payable	1,150	1,348	1,841	1,591	2,168
Other liabilities	41,643	35,356	37,272	38,857	32,104
Total Liabilities	3,798,971	3,714,272	3,752,585	3,703,313	3,696,747
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value, $1,000 liquidation value:
Authorized -- 500,000 shares
Senior Non-Cumulative Perpetual Preferred Stock, Series B
Issued and outstanding	68,087	68,087	90,783	90,783	90,783
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding	3,600	3,598	3,587	3,584	3,580
Additional paid-in capital	257,626	256,966	256,843	256,290	255,632
Retained earnings	225,034	216,530	206,397	198,094	188,863
Accumulated other comprehensive loss	(15,179)	(6,748)	(5,499)	(2,021)	(3,307)
Total Stockholders' Equity	539,293	538,558	552,236	546,855	535,676
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,338,264	$4,252,830	$4,304,821	$4,250,168	$4,232,423

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2012	2012	2012
INTEREST INCOME
Loans receivable:
Taxable	$34,018	$37,159	$36,085	$38,160	$36,652
Tax-exempt	113	117	122	118	123
Investment securities:
Taxable	3,577	3,618	3,809	4,176	4,468
Tax-exempt	2,515	2,454	2,544	2,532	2,551
Deposits with financial institutions	62	19	31	16	28
Federal Reserve and Federal Home Loan Bank stock	368	371	373	345	347
Total Interest Income	40,653	43,738	42,964	45,347	44,169
INTEREST EXPENSE
Deposits	2,599	2,891	3,234	3,517	3,939
Federal funds purchased	1	11	7	38	12
Securities sold under repurchase agreements	208	194	204	211	197
Federal Home Loan Bank advances	462	459	501	492	637
Subordinated debentures and term loans	733	725	753	1,187	1,331
Total Interest Expense	4,003	4,280	4,699	5,445	6,116
NET INTEREST INCOME	36,650	39,458	38,265	39,902	38,053
Provision for loan losses	1,997	2,102	4,505	4,609	4,545
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	34,653	37,356	33,760	35,293	33,508
OTHER INCOME
Service charges on deposit accounts	2,912	2,729	2,962	2,913	2,893
Fiduciary activities	2,264	2,107	1,984	1,986	1,938
Other customer fees	2,816	2,780	2,757	2,740	3,150
Commission income	1,748	2,172	1,454	1,618	1,485
Earnings on cash surrender value of life insurance	610	700	693	685	662
Net gains and fees on sales of loans	2,457	2,378	3,513	2,849	2,314
Net realized gains on sales of available for sale securities	239	248	255	843	502
Other income	1,013	763	588	639	221
Total Other Income	14,059	13,877	14,206	14,273	13,165
OTHER EXPENSES
Salaries and employee benefits	20,536	20,791	20,320	20,083	19,641
Net occupancy	2,267	2,602	2,494	2,568	2,473
Equipment	1,742	1,774	1,942	1,798	1,656
Marketing	535	467	616	536	564
Outside data processing fees	1,391	1,480	1,361	1,413	1,506
Printing and office supplies	311	331	321	287	294
Core deposit amortization	383	387	489	489	480
FDIC assessments	674	744	738	792	862
Other real estate owned and credit-related expenses	1,479	1,866	1,766	2,104	2,122
Other expenses	4,424	4,258	4,456	4,334	4,582
Total Other Expenses	33,742	34,700	34,503	34,404	34,180
INCOME BEFORE INCOME TAX	14,970	16,533	13,463	15,162	12,493
Income tax expense	4,155	4,668	3,153	3,926	3,288
NET INCOME	10,815	11,865	10,310	11,236	9,205
Preferred stock dividends	(852)	(857)	(1,135)	(1,134)	(1,135)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$9,963	$11,008	$9,175	$10,102	$8,070

Per Share Data:
Basic Net Income Available to Common Stockholders	$0.35	$0.38	$0.32	$0.35	$0.29
Diluted Net Income Available to Common Stockholders	$0.34	$0.38	$0.32	$0.35	$0.28
Cash Dividends Paid	$0.05	$0.03	$0.03	$0.03	$0.03
Average Diluted Shares Outstanding (in thousands)	29,024	28,971	28,930	28,888	28,815
FINANCIAL RATIOS:
Return on Average Assets	0.92%	1.04%	0.85%	0.95%	0.76%
Return on Average Stockholders' Equity	7.34	8.25	6.66	7.47	6.07
Return on Average Common Stockholders' Equity	8.40	9.47	7.97	8.98	7.32
Average Earning Assets to Average Assets	90.59	90.46	90.28	90.36	90.30
Allowance for Loan Losses as % of Total Loans	2.32	2.36	2.37	2.43	2.49
Net Charge Off's as % of Average Loans (Annualized)	0.32	0.40	0.65	0.74	0.68
Average Stockholders' Equity to Average Assets	12.54	12.56	12.84	12.77	12.51
Tax Equivalent Yield on Earning Assets	4.29	4.70	4.58	4.89	4.75
Cost of Supporting Liabilities	0.41	0.45	0.48	0.57	0.64
Net Interest Margin (FTE) on Earning Assets	3.88	4.25	4.10	4.32	4.11

LOANS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2012	2012	2012
Commercial and industrial loans	$657,764	$637,952	$622,579	$592,517	$552,353
Agricultural production financing and other loans to farmers	105,175	104,284	112,527	107,166	106,135
Real estate loans:
Construction	101,909	75,877	98,639	93,610	99,588
Commercial and farmland	1,272,761	1,280,611	1,266,682	1,241,054	1,219,114
Residential	460,108	467,629	473,537	475,272	480,917
Home Equity	203,788	201,767	203,406	204,888	207,250
Individuals' loans for household and other personal expenditures	79,258	73,314	75,748	77,171	83,933
Lease financing receivables, net of unearned income	1,828	2,013	2,590	2,970	2,976
Other loans	37,489	36,095	46,501	41,676	45,368
Loans	2,920,080	2,879,542	2,902,209	2,836,324	2,797,634
Allowance for loan losses	(68,202)	(68,537)	(69,366)	(69,493)	(70,143)
NET LOANS	$2,851,878	$2,811,005	$2,832,843	$2,766,831	$2,727,491

DEPOSITS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2012	2012	2012
Demand deposits	$1,648,712	$1,590,709	$1,646,756	$1,455,568	$1,521,194
Savings deposits	916,481	891,061	831,952	837,409	822,299
Certificates and other time deposits of $100,000 or more	205,467	224,505	236,470	256,077	261,156
Other certificates and time deposits	448,885	481,446	502,927	527,304	546,182
Brokered deposits	113,248	123,087	128,278	118,393	138,067
TOTAL DEPOSITS	$3,332,793	$3,310,808	$3,346,383	$3,194,751	$3,288,898